UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

IMARA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39247	81-1523849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 6th Floor Boston, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 206-2020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2021, IMARA Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Company’s Office Lease Agreement (the “Lease Agreement”), dated as of May 20, 2019, with Columbia REIT – 116 Huntington, LLC.

Pursuant to the Amendment, the Company agreed to lease an additional 5,026 square feet (the “Expansion Space”) under the Lease Agreement.  The lease with respect to the Expansion Space will commence upon completion of the buildout of the Expansion Space (the “Expansion Commencement Date”), which is expected to occur on or about December 31, 2021.  The lease covering the Expansion Space, as well as the 4,210 square feet currently covered by the Lease Agreement (the “Existing Premises”), will continue until March 31, 2027, with an option to extend the term for five years through March 31, 2032.

Prior to the Expansion Commencement Date, the Company’s rent obligations with respect to the Existing Premises will remain as set forth in the Lease Agreement.  From and after the Expansion Commencement Date and through March 31, 2027, the Company will pay an average of approximately $635,000 per year in aggregate rent for the Expansion Space and Existing Premises, exclusive of operating expenses.

The foregoing description of the Amendment is qualified by reference to Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 8.01. Other Events.

On June 11, 2021, the Company issued a press release in which it reported certain clinical data presented at the European Hematology Association (EHA) Annual Congress.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Office Lease Agreement, dated June 8, 2021, by and between the Company and Columbia REIT – 116 Huntington, LLC

99.1	Press Release issued by the Company on June 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: June 11, 2021	By:	/s/ Rahul D. Ballal
Name: Rahul D. Ballal
Title: President and Chief Executive Officer